As filed with the Securities and Exchange Commission on April 29, 2026

1933 Act File No. 333-88343
1940 Act File No. 811-09603

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 66	☒
(Check appropriate box or boxes.)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 66	☒
(Check appropriate box or boxes.)

AMERICAN BEACON SELECT FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gregory J. Stumm, President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

With copies to:

Kathy  K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐

American Beacon

PROSPECTUS
May 1, 2026

Ticker
American Beacon U.S. Government Money Market Select Fund	AAOXX
This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon U.S. Government Money Market Select FundSM
Investment Objectives
The Fund’s investment objectives are current income, liquidity and the maintenance of a stable price of $1.00 per share.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.18%
1	During the fiscal year ended December 31, 2025, the Fund paid amounts to American Beacon Advisors, Inc. (the “Manager”) that were previously waived and/or reimbursed by the Manager under a voluntary fee waiver/expense reimbursement agreement for the Fund’s shares in the amount of 0.01%. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
American Beacon U.S. Government Money Market Select Fund	$18	$58	$101	$230
Principal Investment Strategies
In pursuing its investment objectives and implementing its investment strategies, the Fund invests only in securities that comply with the quality, maturity, liquidity, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which regulates money market mutual funds.
Under normal market conditions, the Fund invests at least 99.5% of its total assets in: (1) debt securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”), (2) repurchase agreements that are collateralized fully by cash or Government Securities; (3) other government money market funds; and/or (4) cash. The Fund also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in Government Securities, repurchase agreements that are collateralized fully by cash or Government Securities, and/or other government money market funds.
The Fund’s investments in U.S. dollar denominated Government Securities may include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. Government, its agencies or its instrumentalities, which are backed by the full faith and credit of the U.S. Government. The Government Securities in which the Fund invests also may include debt obligations of U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLB”), and Federal Farm Credit Banks (“FFCB”). Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government.
Securities purchased by the Fund generally have remaining maturities of 397 days or less. The dollar-weighted average maturity (“WAM”) and dollar-weighted average life (“WAL”) of the Fund will be maintained at or below 60 and 120 days, respectively. The Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value (“NAV”) per share price.
The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are exempt from requirements that money market funds impose a liquidity fee. While the Fund’s Board of Trustees may elect to subject the Fund to a liquidity fee in the future, the Board of Trustees has not elected to do so at this time and currently has no intention of doing so.
Principal Risks
There is no assurance that the Fund will achieve its investment objectives. The Fund is not designed for investors seeking capital appreciation. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. These rules are subject to change. A change in these rules may impact a money market fund’s expenses, operations, returns and liquidity.
The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Credit Risk
The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or their credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make
Prospectus – Fund Summary1

timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.
Interest Rate Risk
Generally, the value of investments with interest rate risk will move in the opposite direction as movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. A decline in short-term interest rates or a low interest rate environment would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. A zero interest rate environment may prevent the Fund from providing a positive yield to shareholders or paying the Fund’s expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio.
Investment Risk
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability to maintain a $1.00 share price. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.
Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when certain securities prices have generally increased over time, there have been periods of price decreases during those times, resulting in losses for investors, which are likely to occur again in the future.
Geopolitical and other events, including war, terrorism, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment.
Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may negatively affect investor and consumer confidence and may negatively impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Markets and market participants are increasingly reliant upon public and proprietary data and systems. Data or technology malfunctions and inaccuracies may disrupt markets and lead to negative consequences for market participants like the Fund.

■
Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on the Fund’s investments.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates , though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market.
Tensions, war, or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of the Fund and its investments or operations could be negatively impacted.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence, the Fund’s holdings and its overall performance could be negatively impacted.
Global climate change may affect property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen. The impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences that may not be foreseen, may negatively impact certain issuers, industries and regions.

Net Asset Value Risk
There is no assurance that the Fund will meet its investment objective of maintaining a stable price of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support
2Prospectus – Fund Summary

agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.
Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. The Fund will be subject to the risks associated with the underlying investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and that are not issued or guaranteed by the U.S. government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.
U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of coupons and the face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate. Certain securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), and Federal Farm Credit Bank (“FFCB”), are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. It is possible that the U.S. government and government-sponsored enterprises will not have the funds to meet their payment obligations in the future.
U.S. Treasury Obligations Risk
The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.
Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, Secured Overnight Financing Rate (“SOFR”), or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.
Fund Performance
The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based securities market index, as well as an additional index with characteristics that are similar to those of the Fund, for the periods indicated. Prior to April 29, 2016, the Fund invested in certain types of securities that are no longer generally permitted for “government money market funds,” as currently defined in Rule 2a-7 under the Investment Company Act. Consequently, the performance shown below may have been different if the current limitation on the Fund’s investments had been in effect.  Past performance is not necessarily an indication of how the Fund will perform in the future. You may call 1-800-658-5811 or visit the Fund’s website at www.americanbeaconfunds.com to obtain the Fund’s current seven-day yield.

Calendar year total returns for Fund shares. Year Ended 12/31
Highest Quarterly Return: 1.32% 4th Quarter 2023 01/01/2016 through 12/31/2025 Lowest Quarterly Return: 0.00% First Occurred in 1st Quarter 2021 01/01/2016 through 12/31/2025
Average annual total returns for periods ended December 31, 2025

	1 Year	5 Years	10 Years
Shares (Before Taxes)
	4.20%	3.15%	2.11%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees, expenses or taxes)
Prospectus – Fund Summary3

	1 Year	5 Years	10 Years
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	2.01%
Lipper Institutional U.S. Government Money Market Average	4.10%	3.04%	1.94%
Management
The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.
Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange shares of the Fund on any business day through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121-9643, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Select Funds, c/o SS&C GIDS, Inc., 801 Pennsylvania Ave, Suite 219643, Kansas City, MO 64105-1307. The minimum initial investment in the Fund is $1 million. Your financial intermediary may impose different minimum investment requirements.
Tax Information
Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.
Additional Information About the Fund
To help you better understand the Fund, this section provides a detailed discussion of the Fund’s investment policies, its principal strategies and principal risks and performance benchmark; however, this Prospectus does not describe all of the Fund’s investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Fund’s SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.
Additional Information About Investment Policies
Investment Objectives
The Fund’s investment objectives are current income, liquidity and the maintenance of a stable price of $1.00 per share.
The  Fund’s investment objectives are “fundamental,” which means that it may be changed only with the approval of Fund shareholders.
80% Investment Policy
The  Fund has a non-fundamental policy to invest, under normal market conditions, at least 80% of its net assets in debt securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”), repurchase agreements that are collateralized fully by cash or Government Securities, and/or other government money market funds.   If the Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.
Temporary Defensive Policy
The Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political, or other conditions. During these times, the Fund may not achieve its investment objective(s).
Additional Information About Risks
Below is additional information about the Fund’s principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Credit Risk
The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or their credit quality otherwise falls. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. A decline in the credit rating of an individual security held by  the Fund may have an adverse impact on its price and may make it difficult for the   Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share. U.S. government securities held by  the Fund are supported by varying degrees of credit, and their value may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to
4Prospectus – Additional Information About the Fund

do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund.
Interest Rate Risk
Generally, the value of investments with interest rate risk will move in the opposite direction as movements in interest rates. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. A decline in short-term interest rates or a low interest rate environment would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. A zero interest rate environment may prevent the Fund from providing a positive yield to shareholders or paying the Fund’s expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio, lead to heightened market volatility and adversely affect the liquidity of certain fixed-income investments. The rate of  the Fund’s income will vary from day to day, generally reflecting changes in overall short-term interest rates.
Investment Risk
The Fund should not be relied upon as a complete investment program. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in  the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The Fund’s sponsor has no legal obligation to provide financial support to  the Fund, and you should not expect that the sponsor will provide financial support to  the Fund at any time.
Liquidity Risk
From time to time, certain securities held by  the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect  the Fund’s ability to maintain a $1.00 share price.  The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to  the Fund. In addition,  the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of this Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on  the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect  the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs.  The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Illiquid securities may be harder to value. In addition,  the Fund may be subject to purchase and sale restrictions due to limitations on illiquid investments.
Market Risk
The  Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect  the Fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by  the Fund will increase in value along with the broader market. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur. The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, and  cybersecurity incidents, have led, and in the future may continue to lead, to general instability in world economies and markets and reduced liquidity in securities, which may negatively affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase the Fund’s portfolio turnover, which could increase the costs that  the Fund incurs and lower  the Fund’s performance.
Policies established by the  U.S. government and/or Federal Reserve and economic and political circumstances within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in government leadership, a government’s inability to agree on a budget, high public debt, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Prospectus – Additional Information About the Fund5

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Recent Market Events Risk. Both  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in  the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the  U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. The economies of all nations, including the U.S., are subject to the risks of slowing global economic growth, protectionist trade policies, inflationary pressures, limits imposed by international trade and security agreements, political or economic dysfunction, poor consumer sentiment, and reduced demand for goods due to fluctuating commodity prices and currency values, and these risks may create significant market volatility in ways that cannot be foreseen at the present time. These economic risks could have a negative impact on  the Fund’s investments. The U.S. has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The U.S. also has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from China, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the U.S. and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of  the Fund’s investments may go down.
The U.S. Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors could stop or reverse such changes. It is difficult to accurately predict the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Changes in interest rates could lead to an economic slowdown in the U.S. and abroad, significant market volatility and reduced liquidity in certain sectors of the market. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Tensions, war (including cyber warfare) or open conflict between nations, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East or in eastern Asia could affect the economies of many nations, including the United States and may contribute to increased volatility and uncertainty in the financial markets. The extent and duration of ongoing hostilities and related sanctions and the repercussions of such events, including the potential for cyber warfare, remain uncertain and cannot be predicted. Those events have presented and could continue to present material uncertainty and risk with respect to markets globally, including in the oil and gas markets and potentially other industries and sectors, and the performance of  the Fund and its investments or operations could be negatively impacted whether or not  the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to  the Fund. The full effect of such regulations is not currently known, and certain regulatory changes could limit  the Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for the Fund to operate, and adversely impact performance. Additionally, it is possible such regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.
Further, advancements in technology may also adversely impact market movements and liquidity. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of  the Fund. As artificial intelligence is used more widely, which can occur relatively rapidly, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact issuer and market performance. As a consequence,  the Fund’s holdings and its overall performance could be negatively impacted.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. China’s economy, which has been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
Global climate change potentially may affect property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful storms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Net Asset Value Risk
There is no assurance that the Fund will meet its investment objective of maintaining a stable price of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Other Investment Companies Risk
To the extent that  the Fund invests in shares of other registered investment companies,  the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to  the Fund’s direct fees and expenses. The Fund must rely on
6Prospectus – Additional Information About the Fund

the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment  objective, the value of  the Fund’s investment may decline, adversely affecting  the Fund’s performance. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.  Although a government money market fund seeks to preserve the value of the fund’s investment at $1.00 per share, at times, the share price of government money market funds may fall below the $1.00 share price, especially during periods of high redemption pressures, illiquid markets, and/or significant market volatility.

Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. Repurchase agreements may exhibit the economic characteristics of loans by the  Fund. The obligations of a seller under the repurchase agreement are not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the  Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The  Fund permits various forms of securities as collateral with values that fluctuate and that are not issued or guaranteed by the U.S. government. The  Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including: (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the  Fund’s rights. There also are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent and subject to liquidation, which may affect the Fund’s right to control the collateral.
U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the stated interest rate and face value at maturity, not its current market price. The market prices for such securities are not guaranteed and will fluctuate with changes in interest rates and the credit rating of the U.S. government. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises, such as Fannie Mae, Freddie Mac, FHLB, FFCB and GNMA, are debt obligations issued by agencies and instrumentalities of the U.S. government. These obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the FHLB or the FFCB; (iii) supported by the discretionary authority of the U.S. government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. government. U.S. government securities and securities of government-sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing. The maximum potential liabilities of the issuers of some securities issued by the U.S. government or government-sponsored enterprises that are held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury, and it is possible that these issuers may not have the funds to meet their payment obligations in the future.
U.S. Treasury Obligations Risk
Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. government guarantees the securities only as to the stated interest rate and face value at maturity, not its current market price and the market prices of such securities may fluctuate. The market value of U.S. Treasury obligations may vary due to fluctuations in interest rates. In addition, changes to the financial condition or credit rating of the  U.S. government may cause the market value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, and threats not to increase the federal government’s debt limit, which may result in a potential default on the national debt, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly in recent years. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.
Variable and Floating Rate Securities Risk
The coupons on variable and floating rate securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate securities are subject to interest rate risk. Although the impact of interest rate changes on variable and floating rate investments is intended to be mitigated by the periodic interest rate reset of those securities, variable and floating rate securities may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating rate securities typically increase. Changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. In addition, because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against increases in interest rates, but the Fund will participate in any declines in interest rates as well. Thus, investing in variable and floating rate instruments generally allows less opportunity for capital appreciation and depreciation than investing in instruments with a fixed interest rate. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.
Fund Management
The Manager
AMERICAN BEACON ADVISORS, INC. (the “Manager”) serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las  Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight (“Division”) of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application
Prospectus – Fund Management7

of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Fund, the Manager has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
The Fund’s Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily equal to 0.10%. As compensation for providing management services, for the fiscal year ended December 31, 2025, the Fund paid the Manager an annualized advisory fee that is calculated and accrued daily, net of voluntary waivers of the management fees, equal to 0.10% of its average net assets. A discussion of the Board’s consideration and approval of the Management Agreement between the Fund and the Manager is available in Item 11 of the Fund’s Form N-CSR as filed with the SEC for the fiscal period ended June 30, 2025. The Manager may, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund to the extent necessary to assist the Fund in attempting to achieve a positive yield. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Fund to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors, and materially amend agreements with sub-advisors, that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
Valuation of Shares
The price of  the Fund’s shares is based on its NAV.  The Fund’s NAV per share is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding. Securities held by  the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. Neither the Fund nor the Manager provide any explicit or implicit guarantee that the Fund’s NAV will always remain at $1.00 per share.
Use of Amortized Cost
Under the amortized cost valuation method, an investment is valued at its cost, adjusted for the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily interest income accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily interest income accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.
The Fund’s NAV per share is typically determined as of 5:00 p.m. Eastern Time, on each day on which the NYSE is open for business. On days when the financial markets in which the Fund invests close early, the NAV per share may be calculated as of the earlier close of those markets. The Fund does not price its shares on days that the NYSE is closed.   In addition to the days that the NYSE is closed, the Fund is also not open and no NAV per share is calculated on Columbus Day and Veterans Day. In certain limited circumstances, the Fund, in its discretion, may designate other days as a business day on which it will accept purchases, redemptions and exchanges.
Rule 2a-5 under the Investment Company Act establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether the Fund must fair value a security. Among other things, Rule 2a-5 permits the Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under Rule 2a-5 to perform fair value functions in accordance with the requirements of Rule 2a-5.
About Your Investment
Purchase and Redemption of Shares
Eligibility
Fund shares are offered to institutional investors, which may include:

■	agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

■	endowment funds and charitable foundations;

■	employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”);

■	qualified pension and profit sharing plans;

■	cash and deferred arrangement under Section 401(k) of the Internal Revenue Code;

■	corporations; and

■	other investors who make an initial investment of at least the minimum investment amount.

Subject to your eligibility, as described below, you may invest in the Fund through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans. As described below, the Manager may allow certain individuals to invest directly in the Fund in its sole discretion.
8Prospectus – About Your Investment

If you are eligible and invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund for any investor.
American Beacon Select Funds does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment
An initial investment of at least $1 million is required for the Fund. The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial professionals who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.
Opening an Account
You may open an account through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.
Direct mutual fund accounts are not available to new shareholders. Existing direct mutual fund account shareholders may continue to buy or sell shares through their existing direct mutual fund accounts, but will not be able to open new direct mutual fund accounts. The Manager may allow the following individuals or entities to open new direct mutual fund accounts in its sole discretion: (i) corporate accounts, (ii) employees of the Manager, or its direct parent company, Resolute Investment Managers, Inc., and its affiliates and subsidiaries, (iii) employees of a sub-advisor to a fund in the American Beacon Funds Complex, (iv) members of the Board,  (v) members of the Manager’s Board of Directors, and (vi) the other funds in the American Beacon Funds Complex.
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 5:00 p.m. Eastern Time on each day on which the NYSE is open for business. The Fund, at its discretion, may set earlier cutoff times due to early closures in the bond markets or the NYSE. In addition, the Fund may, in its discretion, accept orders on days when the NYSE is closed. Shares of the Fund are not offered and orders are not accepted on Columbus Day and Veterans Day.
If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day. A purchase order is considered to be received in good order when it complies with all of the Fund’s applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. The Fund has the right to reject any purchase order or cease offering shares at any time. No sales charges are assessed on the purchase or sale of Fund shares.
Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus. Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund reserves the right to require payment by wire.
The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV per share after receipt by the financial intermediary or its designee. You should contact your broker-dealer or other financial intermediary to find out by what time your purchase order must be received so that it can be processed the same day. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.
The Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, or third-party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.
If you purchased your shares directly from the Fund, your shares may be redeemed by telephone by calling 1-800-658-5811 to speak to a representative, via the Fund’s website, www.americanbeaconfunds.com, or by mail on any day that the Fund is open for business.
The redemption price will be the NAV per share next determined after a redemption request is received in good order. Wire proceeds from redemption requests received in good order by 3:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the same day. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. For assistance with completing a redemption request, please call 1-800-658- 5811. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
Prospectus – About Your Investment9

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV per share is not reasonably practicable; (iv) by order of the SEC for protection of the Fund’s shareholders; or (v) to facilitate an orderly liquidation of the Fund. Additionally, the Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, the Fund at the end of a business day has less than 10% of its total assets invested in weekly liquid assets. The Board may also permanently suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based  NAV per share may result in material dilution or other unfair results to shareholders.
Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Unpaid dividends credited to an account up to the date of redemption of all shares of the Fund generally will be paid at the time of redemption.
How to Purchase Shares
Through your Broker-Dealer or Other Financial Intermediary
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers or other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for determining the suitability for an investor.
Purchases by Wire:
The minimum initial and subsequent investment requirements for investments by wire are:

New Account	Existing Account
Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
$1,000,000	$50	None
• If your account has been established, call 1-800-658-5811 to purchase shares by wire.
• Send a bank wire to State Street Bank and Trust Co. with these instructions:

• ABA# 0110-0002-8; AC-9905-342-3, • Attn: American Beacon Select Funds • the Fund name and Fund number, and • shareholder account number and registration.

How to Redeem Shares
Through your Broker-Dealer or Other Financial Intermediary
Contact your broker-dealer or other financial intermediary to sell shares of the Fund. Your broker-dealer or other financial intermediary is responsible for transmitting your sale request to the transfer agent in proper form and in a timely manner. Your financial intermediary may charge you a fee for selling your shares.
By Telephone

■	Call 1-800-658-5811 to request a redemption.

■	Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.

By Mail
• Write a letter of instruction including:

■	the fund name and fund number,

■	shareholder account number,

■	shares or dollar amount to be redeemed, and

■	authorized signature(s) of all persons required to sign for the account.

Mail to:
American Beacon Select Funds
P.O. Box 219643
Kansas City, MO 64121-9643
For Overnight Delivery:
American Beacon Select Funds
801 Pennsylvania Ave, Suite 219643
Kansas City, MO 64105-1307

■
Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

■	Proceeds will be mailed to the account address of record or transmitted to the commercial bank designated on the account application form.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■	for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
10Prospectus – About Your Investment

Payments to Financial Intermediaries
The Fund and/or the Manager (and/or the Manager’s affiliates) (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliate pays such compensation, it would likely include amounts from that party’s own resources and constitute what is sometimes referred to as “revenue sharing.”
Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.
General Policies
If a shareholder’s account balance falls below $250,000, the shareholder may be asked to increase the balance.
If the account balance remains below $250,000 after 45 days, the Fund reserves the right, upon 30 days’ advance written notice, to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.
An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may not be used for initial purchases but may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The Fund reserves the right to waive such limit in its sole discretion.
ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
When a signature validation is called for, a Medallion signature guarantee or SVP stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 1-800-658-5811 for additional details regarding the Fund’s signature guarantee requirements.
The  Fund reserves the right to:

■
liquidate a shareholder’s account at the current day’s NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

■	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and

■	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

The following policies apply to instructions you may provide to the Fund by telephone:

■
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Escheatment
Please be advised that certain state escheatment laws may require  the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■	Send a letter to American Beacon Select Funds via the United States Post Office,

■
Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund’s secure web application.

■	Access your account through the Fund’s secure web application,

■	Cashing checks that are received and are made payable to the owner of the account.

Prospectus – About Your Investment11

The Fund, the Manager, and the transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices.   Unless you hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.
Contact information:

American Beacon Select Funds P.O. Box 219643 Kansas City, MO 64121-9643 1-800-658-5811 www.americanbeaconfunds.com

Frequent Trading
The Fund is  intended to serve as a short-term investment vehicle providing daily liquidity to shareholders. As such, the Fund’s Board of Trustees has determined not to adopt policies to deter short-term trading of Fund shares. The Manager attempts to maintain sufficient liquidity for the Fund to satisfy redemption requests. In the event of large net redemptions, due to frequent trading activity or other circumstances, the Manager may be required to sell portfolio securities before maturity, possibly causing the Fund to underperform other similar money market funds.
Distributions and Taxes
The  Fund distributes most or all of its net earnings in the form of dividends from net investment income, which are declared daily and paid monthly, and distributions of realized net short-term capital gains, if any (collectively, “Distributions”).   Distributions are taxable as ordinary income. None of the Fund’s distributions is expected to be eligible for the dividends-received deduction available to corporations; however, the portion of the Fund’s  Distributions derived from interest on  certain direct U.S. Government obligations is generally exempt from state and local income taxes. Unless  your account application instructs otherwise,  Distributions will be reinvested in additional Fund shares. Distributions declared in each month are paid to shareholders on the first business day of the following month.
If you invest directly with the Fund, any election to receive  Distributions payable by check will only apply to  Distributions totaling $10.00 or more. Any  Distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check.
If you  elect to receive a  Distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent Distributions, in shares of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed Distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving Distributions with their financial professional.
You will not recognize any gain or loss on the redemption or exchange of Fund shares so long as the Fund maintains a stable share price of $1.00.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year,  the Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.
Additional Information
The Fund’s Board oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.   Nothing in this Prospectus, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.
Portfolio Holdings
A complete list of  the Fund’s holdings as of the end of each business day is made available on the Fund’s website on the following business day and remains available on the website for six months thereafter. To access the holdings information, go to www.americanbeaconfunds.com.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Delivery of Documents
The summary prospectus, Annual Shareholder Report and Semi-Annual Shareholder Report (“Shareholder Reports”) are available online at www.americanbeaconfunds.com/reports. If you are interested in electronic delivery of the Fund’s summary prospectus or Shareholder Reports, please go to  www.americanbeaconfunds.com and click on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.’’
To reduce expenses, your financial institution may mail only one copy of the summary prospectus and Shareholder Reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.
12Prospectus – Additional Information

Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights for the fiscal years ended December 31, 2022, December 31, 2023, December 31, 2024, and December 31, 2025 has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Form N-CSR, which you may obtain upon request. The information for the fiscal year ended December 31, 2021 was audited by the Fund’s prior independent registered public accounting firm.

American Beacon U.S. Government Money Market Select FundSM
	Year Ended December 31,
For a share outstanding throughout the period:	2025	2024	2023	2022	2021
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.04A	0.05	0.05	0.01	0.00B
Net gains on investments (both realized and unrealized)	0.00B	0.00B	0.00B	0.00B	0.00B
Total income from investment operations	0.04	0.05	0.05	0.01	0.00
Less distributions:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.01)	(0.00)B
Distributions from net realized gains	-	-	-	-	(0.00)B
Total distributions	(0.04)	(0.05)	(0.05)	(0.01)	(0.00)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total returnC	4.20%	5.18%	5.00%	1.48%	0.01%
Ratios and supplemental data:
Net assets, end of period	$736,985,997	$551,332,554	$762,796,080	$561,588,772	$777,441,315
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.18%	0.20%	0.20%	0.16%	0.14%
Expenses, net of reimbursements and/or recoupments	0.18%	0.20%	0.20%	0.14%	0.06%
Net investment income (loss), before expense reimbursements and/or recoupments	4.11%	5.05%	4.89%	1.32%	(0.07)%
Net investment income, net of reimbursements and/or recoupments	4.11%	5.05%	4.89%	1.34%	0.01%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C
Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information13

Additional Information
Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund’s website at www.americanbeaconfunds.com.
Annual Shareholder Report/Semi-Annual Shareholder Report and Form N-CSR
The Fund’s Annual and Semi-Annual Shareholder Reports and Form N-CSR include additional information about the Fund’s investments.  The Form N-CSR includes  the Fund’s annual and semi-annual financial statements, as well as the report of the  Fund’s independent registered public accounting firm in the annual financial statements.
SAI
The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.
To obtain more information about the Fund, such as the Fund’s financial statements, or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Select Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov
The SAI and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. American Beacon Select Funds and American Beacon U.S. Government Money Market Select Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-09603

Appendix A
GLOSSARY

ACH	Automated Clearing House
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
CPO	Commodity Pool Operator
Distributor	Resolute Investment Distributors, Inc.
Dividends	Distributions from the Fund’s net investment income
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
Freddie Mac	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund’s net asset value
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
Trust	American Beacon Select Funds
Prospectus – AppendixA-1

Statement of Additional Information
  May 1, 2026

Ticker
American Beacon U.S. Government Money Market Select Fund	AAOXX
This Statement of Additional Information (“SAI”) should be read in conjunction with the prospectus dated May 1, 2026 (the “Prospectus”), for the American Beacon U.S. Government Money Market Select Fund, a separate series of the American Beacon Select Funds, a Massachusetts business trust.   Copies of the Prospectus may be obtained without charge by calling 1-800-658-5811.   You also may obtain copies of the Prospectus without charge by visiting the Fund’s website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix B.
The financial statements and accompanying notes appearing in Item 7 of the Fund’s Form N-CSR for the fiscal year ended December 31, 2025 are incorporated by reference into this  SAI.  Copies of the Fund’s Annual and Semi-Annual Shareholder Reports, and financial statements and accompanying notes, may be obtained, without charge, upon request by calling 1-800-658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND
The American Beacon U.S. Government Money Market Select Fund (the “Fund”)  is a  series of the American Beacon Select Funds (the “Trust”), an open-end, diversified management investment company organized as a Massachusetts business trust on August 18, 1999.  The Fund constitutes a separate investment portfolio with distinct investment objectives and distinct purpose and strategy.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The Fund’s investment  objectives,  principal investment strategies and principal risks are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment  objectives. It may use some of the investment strategies only at some times or it may not use them at all. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund.
Borrowing Risk —  The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may impact the Fund’s expenses and reduce its returns.
Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.
Cash Equivalents and Other Short-Term Investments  — Cash equivalents and other short-term investments in which the Fund may invest include the investments set forth below. Certain of these investments are issued by and provide exposure to banks. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

■
Bank Deposit Notes. Bank deposit notes are obligations of a bank that provide an alternative to certificates of deposit. Similar to certificates of deposit, deposit notes represent bank level investment and, therefore, are senior to all holding company corporate debt. Bank deposit notes rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Typically, bank deposit notes are not insured by the Federal Deposit Insurance Corporation or any other insurer.

■
Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Most acceptances have maturities of six months or less. Bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank.

■
CDs. CDs are negotiable certificates issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies) for a definite period of time and earning a specified rate of return. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

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Commercial Paper. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or other entity, usually for purposes such as financing current operations, and with a fixed maturity, typically, within 270 days. The commercial paper purchased by the Fund consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. The Fund may invest in commercial paper that is not registered under the Securities Act of 1933, as amended (“Securities Act”), but is instead issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). The Fund also may invest in commercial paper that can be offered and sold only to “qualified institutional buyers” pursuant to Rule 144A of the Securities Act (“Rule 144A securities”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be a transaction exempt from the registration requirements of the Securities Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(a)(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Fund’s percentage limitations on illiquid securities when the Manager determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper or Rule 144A securities.

■
Eurodollar and Yankee CD Obligations. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements. Eurodollar (and, to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

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Government Money Market Funds.  The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities. By investing in a government money market fund, the Fund becomes a shareholder of that fund. As a result, Fund shareholders indirectly bear their proportionate share of the expenses of the government money market funds in which the Fund invests in addition to any fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These expenses may include, for example, advisory and administrative fees. A government money market fund may impose a fee upon sale of its shares at the determination of its board, which could increase the Fund’s expenses. These other fees and expenses are reflected in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Shareholders also would be exposed to the risks associated with government money market funds and the portfolio investments of such funds, including that a government money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity. Although a government money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short  maturities and high credit quality of a government money market fund’s investments, increases in interest rates and  deteriorations in the credit quality of the instruments the government money market fund has purchased can cause the price of a government money market security to decrease and may reduce the government money market fund’s yield. In addition, a government money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. Factors that could adversely affect the value of a government money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the government money market fund,  a high volume of redemption activity in a government money market fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the government money market fund. There can be no assurance that a government money market fund will maintain a $1.00 per share net asset value (“NAV”) at all times. The failure of an unrelated government money market fund to maintain a stable  NAV could create a widespread risk of increased redemption pressures on all government money market funds, potentially jeopardizing the stability of their  NAVs. Government money market funds are not required to impose liquidity fees, while other types of money market funds may be required to impose liquidity fees under certain conditions. However, government money market funds typically offer materially lower yields than other money market funds. Government money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of government money market funds. In 2024, amendments to the regulation of government money market funds increased daily and weekly liquid asset requirements, removed temporary redemption gate provisions and required prospectus disclosure if a fund intends to cancel shares in response to a negative interest rate environment. There can be no assurance that the Fund’s investments in government money market funds will not be adversely affected by these or other reforms to existing rules or new regulations that may be adopted by the SEC or other regulatory authorities. An investment in a government money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency.

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Government Obligations. Government obligations may include U.S. Treasury securities, Treasury inflation-protected securities, and other debt instruments backed by the full faith and credit of the United States, or debt obligations of U.S. Government-sponsored entities.

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Money Market Funds. The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act. Money market funds invest in highly-liquid, short-term instruments, which include cash and cash equivalents, and debt securities with high credit ratings and short-term maturities, such as U.S. Treasuries. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses of the money market funds in which the Fund invests. These expenses may include, for example, advisory and administrative fees. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that would provide liquidity.

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Repurchase Agreements. Repurchase agreements are agreements pursuant to which the Fund purchases securities from a bank that is a member of the Federal Reserve System (or a foreign bank or U.S. branch or agency of a foreign bank), or from a securities dealer, that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults.

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Short-term Corporate Debt Securities. Short-term corporate debt securities are securities and bonds issued by corporations with shorter terms to maturity. Corporate securities generally bear a higher risk than U.S. government bonds.

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Time Deposits. Time deposits, also referred to as “fixed time deposits,” are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a time deposit to a third party, although there is no market for such deposits.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, acquisitions, mergers, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Corporate Actions”). Notwithstanding any percentage investment limitation listed under the “Investment Restrictions” section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Corporate Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the Corporate Action, the  Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cybersecurity and Operational Risk  —   With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund, its service providers, third-party fund distribution platforms, and the issuers of the Fund’s investments may be prone to operational and information security risks resulting from cybersecurity incidents, including cyber-attacks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund, the Manager, the Custodian (as defined below), the transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact  the Fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, result in violations of applicable privacy and other laws, impede trading, subject the Fund to regulatory fines or financial losses and/or cause  reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (also known as “denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for  cybersecurity risk management purposes or corrective measures, and such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber-attackers become more sophisticated and their techniques become more complex. Similar types of cybersecurity risks are also present for issuers of the Fund’s investments, which could result in material adverse consequences for such issuers and may cause the Fund to lose value. Adverse consequences also could result from  cybersecurity incidents affecting counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments.  The Fund’s service providers also may be negatively impacted due to operational risks arising from  non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by Fund service providers or counterparties. In addition, other events or circumstances — whether foreseeable, unforeseeable, or beyond the  Fund’s control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the Fund and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The  Fund’s securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity incidents, including the possibility that risks may not have been adequately identified or prepared for, or that different or unknown threats may emerge in the future. Furthermore, the Fund does not control the  cybersecurity systems and plans of the issuers of the Fund’s investments, third party service providers, trading counterparties or any other service providers whose operations may affect the Fund or its shareholders. The use of cloud-based service providers could heighten or change these risks. In addition, remote and hybrid work arrangements by the Fund, the Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.
Debentures — Debentures are unsecured, medium- to long-term debt securities protected only by the general creditworthiness of the corporate or government issuer, not by collateral, and documented by indentures. Governments often issue debentures because they generally cannot guarantee debt with assets due to the fact that government assets are public property. Debenture holders are unsecured creditors. In the event of default or bankruptcy by the issuer, debenture holders will not have a claim against any specific assets of the issuer and will therefore only be paid from the issuer’s assets after the secured creditors have been paid. The value of a debenture can fluctuate with changes in interest rates and the perceived ability of the issuer to make interest or principal payments on time.
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Fixed-Income Investments — The Fund may hold debt instruments, including government and corporate debt instruments, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish the Fund’s yield and performance. Conversely, if rising interest rates cause the Fund to lose value, the Fund could face increased shareholder redemptions, which may lead to increased portfolio turnover and transaction costs. An increase in shareholder redemptions could also force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund as well as the value of your investment. For fixed-income securities with variable or floating rates, the interest rates reset when the specified index or reference rate changes. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable or unwilling to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.  This is similar to call risk, which is the risk that the issuer of a debt security may repay the security early. This may result in the Fund not enjoying the increase in the security’s market price that usually accompanies a decline in rates, and also having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Fund would like or at the price the Manager believes the security is currently worth. To the extent the Fund invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector.
Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that the Fund invests in derivatives tied to fixed-income securities, such Fund may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives.
Fixed-income securities are also subject to market risk. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Recent and potential future changes in government monetary policy may also affect the level of interest rates. The Fund may be subject to heightened interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve ends a quantitative easing program and/or raises interest rates. The end of quantitative easing and/or rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments could cause the Fund’s NAV to fluctuate or make it more difficult for the Fund to accurately value its securities. The amount of assets deemed illiquid remaining within the Fund may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Fund.
In addition, specific types of fixed-income securities in which the Fund may invest are subject to the risks described elsewhere in this SAI.

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Corporate Debt and Other Fixed-Income Securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value generally will decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates. They are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments, and that the security may go into default.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days.
Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Such securities include those sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act (“Section 4(a)(2) securities”). Such securities are restricted as to disposition under the federal securities laws, and generally, are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.
A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. Rule 144A under the Securities Act is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers are uninterested in purchasing restricted securities, the Fund’s investment in such securities could have the effect of reducing the Fund’s liquidity. A determination could be made that certain securities qualified for trading under Rule 144A are liquid.  In addition to Rule 144A, Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for  U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity. In addition, the Fund may get only limited information about an issuer of such a security, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, also may make it difficult to determine a fair value for certain securities for purposes of computing the Fund’s NAV.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times at a loss or depressed value. The risk of loss is greater if redemption requests are frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to sell are illiquid. The sale of assets to meet redemption requests may create capital gains, which the Fund would then be required to distribute to shareholders. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Additionally, during periods of heavy redemptions, the Fund may borrow funds from the interfund credit facility, or from a bank line of credit, which may increase costs. The ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities or otherwise to “make a market” in debt securities has also been reduced. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.
The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.
The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include fixed income and equity securities such as U.S. Government and agency securities, municipal obligations, corporate obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.
Repurchase agreements that are collateralized fully may be deemed to be an acquisition of the underlying collateral (i.e. cash and/or Government Securities) and thus allow the Fund to have exposure to the seller that exceeds the typical issuer limit under Rule 2a-7.
Supranational Risk  — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for initial and ongoing payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support.
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or sponsored enterprises. Some obligations issued by U.S. Government agencies and instrumentalities, such as those of the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank (“FHLB”) or the Federal Farm Credit Bank (“FFCB”), by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those of the Federal Farm Credit Bureau, only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. The market prices of U.S. government agency securities are not guaranteed by the U.S. Government. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, obligations of GNMA, FHLB, FFCB, Fannie Mae, Freddie Mac, the Federal Farm Credit Bureau, other U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk, interest rate risk and market risk.
U.S. Treasury Obligations — U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics, and include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. U.S. Treasury obligations are subject to credit risk and interest rate risk. The total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Treasury obligations (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Treasury obligations; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.
Variable or Floating Rate Obligations — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. The adjustment intervals may be regular, and range from daily up to several months or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.
The terms of the variable or floating rate demand instruments that the Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to several months, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise. The Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions.
When-Issued and Forward Commitment Transactions —   These transactions involve a commitment by the Fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction. These transactions enable the Fund to “lock-in” what the Manager believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in its assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.
When entering into a when-issued or forward commitment transaction,  the Fund will rely on the other party to consummate the transaction; if the other party fails to do so,  the Fund may be disadvantaged. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.
Pursuant to Rule 18f-4 under the Investment Company Act, when-issued, delayed-delivery and forward commitment transactions will be deemed not to involve a senior security, provided that: the Fund intends to physically settle the transaction; and the transaction will settle within 35 days of its trade date. If such transactions are deemed senior securities, the Fund will maintain with its Custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the Manager’s ability to manage the Fund’s portfolio.
OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus,  the Fund may (except where indicated otherwise):

1	Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

2	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3	Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. The Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Fund does not currently engage in securities lending nor does the Manager anticipate that it will do so in the near future.

4	Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5	Purchase securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”). The Fund will not invest more than 5% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies.  The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.
Fundamental Investment Restrictions. The following discusses the investment policies of the Fund. The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding voting securities. “Majority of the outstanding voting securities” under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
The  Fund may not:

1	Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2	Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3	Engage in the business of underwriting securities issued by others except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4	Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5	Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6	Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7	Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8	Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries. For purposes of this restriction, the Fund will regard tax-exempt securities issued by municipalities and their agencies not to be an industry.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to  the Fund (except where noted otherwise) and may be changed with respect to  the Fund by a vote of a majority of the Board.  The Fund may not:

1	Invest more than 5% of its total assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2	Purchase securities on margin or effect short sales, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to  the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.
TEMPORARY OR DEFENSIVE INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager believes it is appropriate and in  the Fund’s best interest,  the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.  Uninvested assets do not earn income for the Fund, which may have a significant negative impact on  the Fund’s yield and may prevent  the Fund from achieving its investment objectives.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publishes on its website (www.americanbeaconfunds.com) a complete list of portfolio holdings as of the end of each business day, on the following business day.  The Fund also publishes its portfolio holdings on a monthly basis as of the last business day of the month by the fifth business day of the following month. The daily and monthly holdings information will be available on the Fund’s website for at least six months. In addition,  the Fund files more detailed portfolio holdings information with the SEC on Form N-MFP, which will be publicly available on the SEC’s website at www.sec.gov 60 days after the end of the month to which the information pertains.
Disclosure of Nonpublic Holdings.   Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Manager has determined that selective disclosure of nonpublic portfolio holdings information for the Fund does not pose a significant risk of harm to Fund shareholders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Fund and its shareholders. As noted above, a complete list of Fund portfolio holdings is posted to the Fund’s website on a daily basis on the following business day. Selective disclosure of nonpublic holdings information as of the same business day is not restricted by the Fund. However, there may be certain situations in which disclosure of nonpublic holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may, at its discretion, place restrictions on the disclosure of holdings under certain circumstances.
A variety of third party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager in managing the Fund (“service providers”). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Trust’s Board of Trustees fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers, whose affiliates may also have access to such information:

Service Provider	Service	Holdings Access
Manager	Fund’s investment management and administrator	Complete list on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians
Securities lending agent for Funds that participate in securities lending, Fund’s custodian and foreign custody manager, sub-administrator, Fund administration service provider, and foreign sub-custodian
Complete list on intraday basis with no lag
PricewaterhouseCoopers LLP	Fund’s independent registered public accounting firm	Complete list on annual basis with no lag
KPMG International	Service provider to State Street	Complete list on annual basis with lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis in the ordinary course of business. These third parties include: broker-dealers, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An  investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The

Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund’s website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s CCO. The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of American Beacon, and the Fund’s CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund, as applicable. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plan under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
All but one member of the Board are Independent Trustees. Douglas A. Lindgren, an Independent Trustee, serves as Chair of the Board. The Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through standing Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers whether to approve the Fund’s management agreement with the Manager and, as applicable, its investment advisory agreement(s) with its investment advisor(s), while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of 27  series within the American Beacon Funds, 1  series within the American Beacon Institutional Funds Trust, and  4 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the Board of the American Beacon Institutional Funds Trust and the American Beacon Funds and each Trustee oversees the Trusts’ combined  32 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by videoconference or telephone, to address matters arising between regular meetings. The Independent Trustees also conduct executive sessions without the presence of management personnel, including at least quarterly in a session at which no Trustees who are interested persons or management are present and may hold special meetings, as needed, either in person or by videoconference or telephone.
The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Retirement Plan described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and shareholders may contact them directly, individually or collectively as a Board, at such address. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Eugene J. Duffy (1954)**	Trustee since 2008	Trustee since 2017
Capital Formation and Currency Solutions, Mesirow Financial Administrative Corporation: Managing Director (2016-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021)

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (1969)	Trustee since 2015	Trustee since 2017
The Conrad Prebys Foundation: Chief Financial Officer (2022-Present);
Sierra Health Foundation (health conversion private foundation): Executive Vice President &  CCO (2022); Senior Vice President & CFO (2012-2022); CFO (2006-2011);
Sierra Health Foundation - Center for Health Program Management (California public benefit corporation): Senior Vice President &  CFO (2012- 2022);
SJVIIF, LLC (impact investment fund): President (2018-2022);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Gerard J. Arpey (1958)	Trustee since 2012	Trustee since 2017
Emerald Creek Group (private equity firm): Partner (2011-Present);
S.C. Johnson & Son, Inc. (privately held company): Director (2008-present);
The Home Depot, Inc.: Director (2015-Present);
American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021);
American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Claudia A. Holz (1957)	Trustee since 2018	Trustee since 2018	Blue Owl Capital, Inc.: Independent Director (2021-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021)
Douglas A. Lindgren (1961)	Chair since 2025 Trustee since 2018	Chair since 2025 Trustee since 2018	JLL Income Property Trust: Director (2022-Present); American Beacon Sound Point Enhanced Income Fund: Trustee (2018–2021); American Beacon Apollo Total Return Fund: Trustee (2018–2021).

Name and Year of Birth*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Janet C. Smith*** (1965)	Trustee since 2025	Trustee since 2025
Putnam Investments, LLC and Putnam Management: Head of Fund Administration Services (2011–2024);
Putnam Funds Complex (Approximately 105 Funds): Vice President, Principal Financial Officer (2016-2024), Principal Accounting Officer and Assistant Treasurer (2008-2024), Putnam Ombudsman (2016-2024).

Paul Zemsky (1962)	Trustee since 2025	Trustee since 2025
Focus Consulting Group: Consulting Partner: (2024-Present);
ML Tech (Crypto Fund-of-Funds): Strategic Advisor: (2024-Present);
Voya Investment Management: Senior Managing Director, Chief Investment Officer, Multi-Asset Strategies and Solutions (2007–2023); Head of Derivative Strategy and Risk Management, General Account (2005-2006).

*	The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Duffy is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.
***	Prior to July 1, 2024, Ms. Smith served as an officer of certain affiliates of Putnam Investment Management, LLC (“Putnam”), and as Vice President, Principal Financial Officer, Principal Accounting Officer and Assistant Treasurer of various registered open-end investment companies for which Putnam serves as investment adviser (“Putnam Funds Complex”). On January 1, 2024, Putnam was acquired (the “Putnam Acquisition”) by Franklin Resources, Inc. (“Franklin”), following which it is under common control with Brandywine Global Investment Management, LLC (“Brandywine”), an investment adviser to certain series of the Trust. In addition, Jane E. Trust has served on the Boards of Trustees of the Putnam Funds Complex since January 2024 and Ms. Smith served as an officer of the Putnam Funds Complex prior to July 1, 2024, during which period Ms. Trust held positions at the following entities, which are under common control with Brandywine. Based on publicly available information, Ms. Trust has served as Senior Vice President, Fund Board Management at Franklin Templeton since 2020; as President and Chief Executive Officer of Franklin Templeton Fund Advisor, LLC, and officer and/or trustee/director of its associated funds since 2015; as Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason”) from 2018 to 2020; as Managing Director of Legg Mason from 2016 to 2018; and as Senior Vice President of Franklin Templeton Fund Advisor, LLC in 2015. In connection with the Putnam Acquisition, Ms. Smith sold her Class B shares of a Putnam affiliate, with a value of approximately $683,000, to a subsidiary of Franklin. In connection with this sale, Ms. Smith may be entitled to certain contingent premium payments depending on the achievement of certain financial metrics, in an amount not to exceed approximately $186,000. Ms. Smith is a participant in a Deferred Executive Compensation Plan relating to her time at Putnam, pursuant to which she will receive approximately $520,000, which will be paid over time by a Franklin affiliate as a result of the Putnam Acquisition.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as executive vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of nonprofit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.
Gerard  J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.
Eugene  J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.
Claudia A.  Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years, where she led audits of large public investment company complexes and held several management roles in the firm’s New York and national offices, and has since had multiple years of service as a Trustee.
Douglas A.  Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures, serving as an Adjunct Professor of Finance at Columbia Business School, and with multiple years of service as a Trustee.
Janet  C. Smith: Ms. Smith has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a senior officer of an investment manager, and as an officer of registered investment companies.
Paul  Zemsky: Mr. Zemsky has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director and chief investment officer of an investment manager, and as a portfolio manager to registered investment companies.
Committees of the Board
The Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Mses. Holz (Chair) and Smith and  Mr. Arpey, each of whom are Independent Trustees.  Mr. Lindgren, as Chair of the Board,  serves on the Audit Committee in an ex-officio non-voting capacity. As set forth in its charter, the primary purposes of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the  Fund and their internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement (and related fee arrangements) of the Trust’s independent auditors to perform annual audit services for the Fund and certain non-audit services for the  Fund or certain affiliated parties and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Audit Committee, including, but not limited to, valuation, operational, and compliance risks. The Audit Committee met  four (4)  times during the fiscal year ended December 31, 2025.
The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Arpey  (Chair)  and Lindgren and Ms. Smith, each of whom are Independent Trustees. As set forth in its charter, the Nominating Committee’s primary purposes are: (a) to make recommendations regarding the nomination of Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board  for nomination for membership on all committees of the Board and of the chairs of such committees; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; (h) to consider and make recommendations relating to the compensation of Independent Trustees; (i) to assist the Board with the aspects of risk oversight of the Trusts that are relevant to the Nominating Committee, including, but not limited to, the stewardship and overall reputation of the Trusts; (j) to coordinate and supervise an annual self-evaluation by the Board of the performance of the Board and its various committees; (k) to assist the Board in monitoring and, as it deems appropriate, implementing practices that are designed to promote diversity and inclusion within the Board’s membership and within the workforces of the Trusts’ primary service providers and vendors; and (l) to assist the Board in coordinating with legal counsel to the Trusts and their independent Board members with respect to staffing matters, including, when applicable, succession planning with respect to senior attorneys engaged in these representations. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust and any procedures set forth therein. The Nominating and Governance Committee met  four (4)  times during the fiscal year ended December 31, 2025.
The Trust has an Investment Committee that is comprised of Messrs. Alvarado (Chair), Duffy and Zemsky.   Mr. Lindgren, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary purposes are: (a) to review the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the  Fund; (b) to review recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Fund; (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation; and (f) to assist the Board with the aspects of risk oversight of the Trust that are relevant to the Investment Committee, including, but not limited to counterparty, investment, liquidity and derivatives risks. The Investment Committee met  four (4)  times during the fiscal year ended December 31, 2025.
Trustee Ownership in the Fund
The following tables show the amount of equity securities owned in the Fund and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2025.

INTERESTED TRUSTEE
American Beacon Select Funds	Duffy
American Beacon U.S. Government Money Market Select Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Select Fund	Alvarado	Arpey	Holz	Lindgren	Smith	Zemsky
American Beacon U.S. Government Money Market Select Fund	$10,001 - $50,000	None	$10,001 - $50,000	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (31 Funds as of December 31, 2025)	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	None
Trustee Compensation
As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $165,000; (2) meeting attendance fee (for attendance in person or via electronic means) of (a) $12,000 for in-person attendance, or $5,000 for attendance by electronic means, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special Board meeting held by electronic means; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. Prior to January 1, 2026, the annual retainer for each Trustee was $150,000. For this purpose, the Board considers attendance at regular meetings held by  videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chair, Mr. Lindgren receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives a single $2,500 fee each quarter for his attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended December 31, 2025.
Name of Trustee	Aggregate Compensation From the Trust	Total Compensation From the Trusts
INTERESTED TRUSTEE
Eugene J. Duffy	$9,802	$217,500
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$10,647	$236,250
Joseph B. Armes*	$7,706	$171,000
Gerard J. Arpey	$10,320	$229,000
Claudia A. Holz	$10,928	$242,500
Douglas A. Lindgren	$11,909	$264,250
Barbara J. McKenna**	$9,847	$218,500
Janet C. Smith***	$2,343	$52,000
Paul Zemsky***	$2,343	$52,000
*	Mr. Armes received compensation from the Trusts up to his retirement from the Board on June 5, 2025. Mr. Armes was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
**	Ms. McKenna received compensation from the Trusts up to her retirement from the Board on December 31, 2025. Ms. McKenna was not eligible for the benefits afforded to Eligible Trustees who served on the Board prior to September 12, 2008 as described below.
***	Ms. Smith and Mr. Zemsky became Trustees on August 18, 2025. Accordingly, the table reflects estimated compensation for Ms. Smith and Mr. Zemsky for the period August 18, 2025 – December 31, 2025.
The Boards have adopted a Trustee Retirement Plan. The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”). The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees. None of the current Trustees are Eligible Trustees.
Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the  Fund. Currently, four individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. Three individuals and their spouses receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. One individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer, except H Bradley Vogt, has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust.

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gregory Stumm (1981)	President and Principal Executive Officer since June 2024 Vice President 2022-2024	President and Principal Executive Officer since June 2024 Vice President 2022-2024
American Beacon Advisors, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (2024-Present)
Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute  Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024 -Present), Senior Vice President (2022-2024)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President, (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
RSW Investments Holdings LLC: Director (2024-Present)
Shapiro Capital Management, LLC: Director (2024-Present)
SSI Investment Management, LLC: Director (2024-Present)

Rosemary K. Behan (1959)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017
American Beacon Advisors, Inc.:  Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present)
American Beacon Apollo Total Return Fund: Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.:  Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund:  Vice President, Secretary, and Chief Legal Officer (2018-2021)
American Private Equity Management, LLC: Secretary (2008-2024)
Continuous Capital, LLC: Vice President and Secretary (2018-2022)
Green Harvest Asset Management, LLC: Secretary (2019-2021)
Resolute Acquisition, Inc.:  Secretary (2015-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Holdings, LLC: Secretary (2015-2025)
Resolute Investment Managers, Inc.: Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2017-2025), Secretary and General Counsel (2017-2025)
Resolute Topco, Inc.: Secretary (2015-Present)

Paul B. Cavazos (1969)	Vice President since 2016	Vice President since 2017
American Beacon Advisors, Inc.: Chief Investment Officer and Senior Vice President (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)
American Private Equity Management,  L.L.C.: Vice President (2017-2024)

Bernadette A. Bridy (1972)	Vice President since 2026	Vice President since 2026	American Beacon Advisors, Inc.: Chief Marketing Officer (2025-Present) Future Standard (formerly known as FS Investments): Managing Director (2020-2025)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Rebecca L. Harris (1966)	Vice President 2022-May 2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2010-2022	Vice President 2022-2024, June 2024-Present President May 2024-June 2024 Assistant Secretary 2017-2022
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2011-2021)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Continuous Capital, LLC: Vice President (2018-2022), Director (2022)
National Investment Services of America, LLC: Director (2022-Present)
Resolute Acquisition, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024), Vice President (2017-2021)
Resolute  Topco, Inc.: Senior Vice President (January 2024-May 2024, June 2024-Present), Director (May 2024-June 2024), President (May 2024-June 2024), Chief Executive Officer (May 2024-June 2024)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)

Terri L. McKinney (1963)	Vice President since 2010	Vice President since 2017
American Beacon Advisors, Inc.:  Senior Vice President, (2021-Present) Vice President, (2009-2021)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Vice President (2018-2021)
Continuous Capital, LLC:  Vice President (2018-2022)
Resolute Investment Managers, Inc.:  Senior Vice President (2021-Present), Vice President (2017-2021)
Resolute Investment Services, Inc.: Senior Vice President (2021-2025), Vice President (2018-2025)
Resolute Investment Distributors, Inc.: Director (2024-Present), Vice President (2024-Present)

Samuel J. Silver (1963)	Vice President since 2011	Vice President since 2017
American Beacon Advisors, Inc.:  Vice President (2011-Present), Chief Fixed Income Officer (2016-Present)
American Beacon Apollo Total Return Fund: Vice President (2018-2021)
American Beacon Sound Point Enhanced Income Fund:  Vice President (2018-2021)

Christina E. Sears (1971)	Chief Compliance Officer since 2004 Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017
American Beacon Advisors, Inc.: Chief Compliance Officer (2004-Present), Vice President (2019-Present)
American Beacon Apollo Total Return Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Beacon Sound Point Enhanced Income Fund: Chief Compliance Officer and Assistant Secretary (2018-2021)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
Continuous Capital, LLC.: Chief Compliance Officer (2018-2019), Vice President (2018-2022)
Green Harvest Asset Management, LLC: Chief Compliance Officer (2019-2021)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
RSW Investments Holdings, LLC: Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)

Name and Year of Birth	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
Shelley D. Abrahams (1974)	Assistant Secretary since 2008	Assistant Secretary since 2017
American Beacon Advisors, Inc.:   Assistant Secretary (April 2024-Present), Director of Corporate Governance (2026-Present)
American Beacon Apollo Total Return Fund: Assistant Secretary (2018-2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Secretary (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:  Assistant Secretary (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Secretary (2022-Present)
American Beacon Cayman Trend Company, Ltd.:  Assistant Secretary (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Secretary (2018-2021)
Resolute Investment Managers, Inc.: Assistant Secretary (April 2024-Present)
Resolute Investment Services, Inc.: Corporate Governance Manager (2023-2024), Assistant Secretary (2024-2025), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020)

Carmen E. Fahy (1976)	Assistant Secretary since 2026	Assistant Secretary since 2026
American Beacon Advisors, Inc.: Associate General Counsel (2025-Present)
Office of the Solicitor,  U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)
Systematic Holdings,  LLC: Corporate Counsel (2022-2023)

Aaron C. Cooper (1985)	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Principal Accounting Officer, Principal Financial Officer and Treasurer since April 1, 2026 Assistant Treasurer March 2026	Resolute Investment Managers, Inc.: Assistant Treasurer (March 2026-Present); American Beacon Advisors, Inc.: Director, Fund Reporting (2024-Present), Manager, Fund Reporting (2021-2024)
Shelley L. Dyson (1969)	Assistant Treasurer since 2021	Assistant Treasurer since 2021
American Beacon Advisors, Inc.: Assistant Treasurer (2021-Present)
American Beacon Apollo Total Return Fund: Assistant Treasurer (2021)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.:  Assistant Treasurer (2022-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.: Assistant Treasurer (2023-2026)
American Beacon Cayman TargetRisk Company, Ltd: Assistant Treasurer (2022-Present)
American Beacon Cayman Trend Company, Ltd.: Assistant Treasurer (2023-Present)
American Beacon Sound Point Enhanced Income Fund: Assistant Treasurer (2021)
Resolute Investment Services, Inc.: Fund Tax Director (2024-2025), Fund Tax Manager (2020-2024), Manager, Tax (2014-2020)

H Bradley Vogt (1966)	Assistant Secretary Since 2023*	N/A
American Beacon Advisors, Inc.: Director, ETF Capital Markets (2026-Present);
Resolute Investment Services, Inc.:  Director, ETF Capital Markets (2022-2025);
USAA Life Insurance Company:  Life Actuarial Associate (2019-2022).

*	For the American Beacon Select Funds only.
CODE OF ETHICS
The Manager, the Trust and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. The Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, the Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and the Trust’s Code of Ethics requires employees to report trades in shares of the Trusts. The Code of Ethics is on public file with, and may be obtained from, the SEC.

CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund’s other shareholders to pay a higher pro rata portion of the Fund’s expenses.
Set forth below are the entities or persons that own 5% or more of the outstanding shares of  the Fund as of March 31, 2026. The Trustees and officers of the Trusts, as a group, owned less than 1% of all classes of the Fund’s shares outstanding.

Shareholder Address	American Beacon U.S. Government Money Market Select Fund
STATE STREET BANK AND TRUST*	78.25%
FBO AMERICAN BEACON
1776 HERITAGE DR
QUINCY MA 02171-2119
*	Denotes record owner of Fund shares only
MANAGEMENT, ADMINISTRATIVE, AND DISTRIBUTION SERVICES
The Manager
The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”).  RIM is, in turn, a wholly-owned subsidiary of  Resolute Acquisition, Inc., a wholly-owned subsidiary of  Resolute Topco, Inc. (“Topco”). Topco is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns more than 25% of the outstanding equity or voting interests of Topco. The address of Topco is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
Resolute Topco, Inc.	Ultimate Parent Company	Holding Company – Founded in 2015
The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to the sum of 0.10% of the average daily net assets of the Fund.
Pursuant to the Management Agreement, the  Manager  provides  the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

■	complying with reporting requirements;

■	corresponding with shareholders;

■	maintaining internal bookkeeping, accounting and auditing services and records;

■	supervising the provision of services to the Trust by third parties; and

■	administering the interfund lending facility and lines of credit, if applicable.

The Fund is  responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums;  and any extraordinary expenses of a nonrecurring nature.
The following tables show the total management fees paid to the Manager for management and administrative services based on the Fund’s average daily net assets for each of the Fund’s three most recent fiscal years ended December 31. The following tables also show the management fees waived or recouped by the Manager, if applicable. The fees paid to the Manager were equal to 0.10% of the Fund’s average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
	2023	2024	2025
American Beacon U.S. Government Money Market Select Fund	$633,255	$630,241	$641,284

Management Fees (Waived)/Recouped
	2023	2024	2025
American Beacon U.S. Government Money Market Select Fund	$0	$0	$0
The Manager has voluntarily agreed from time to time to waive fees and/or reimburse expenses for the Fund to the extent necessary to assist the Fund in attempting to achieve a positive yield. The Board has approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.
The Distributor
Resolute Investment Distributors, Inc. (“RID” or “Distributor”) is the Fund’s distributor and principal underwriter of the Fund’s shares.
RID, located at 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.
There were no underwriting discounts and commissions paid to, or retained by, RID from the sale of the Fund’s shares during each of the Fund’s three most recent fiscal years ended December 31. RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation.
OTHER SERVICE PROVIDERS
State Street, located at One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, serves as custodian (“Custodian”) for the Fund. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.
SS&C GIDS, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, which is located at 101 Seaport Blvd., Suite 500, Boston, Massachusetts 02210.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s NAV), and other information provided to  the Fund, or the Manager, provided, however, that the Manager must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
NET ASSET VALUE
It is the policy of the Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity and dollar-weighted average life maturity of 60 and 120 days or less, respectively, to invest only in securities determined by the Manager pursuant to procedures adopted by the Board to present minimal credit risks and comply with the liquidity and diversification requirements pursuant to Rule 2a-7 under the Investment Company Act.

TAX INFORMATION
The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the  Fund will continue to qualify each taxable year as a “regulated investment company” (“RIC”) under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.
Taxation of the Fund

The  Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify,  the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■
Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies (“Qualifying Income”) and (2) net income derived from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”). A QPTP is a “publicly traded partnership” that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

■
Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs (“Diversification Requirements”); and

■
Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”).

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.
By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment– either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements (“Other Requirements”), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an “individual”) as “qualified dividend income” and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction (“DRD”)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.
The Fund may acquire securities issued with original issue discount (“OID”) (such as STRIPS). As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income (net short-term).
Taxation of the Fund’s Shareholders
General - For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will be taxable as ordinary dividend income. Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution so if they purchase Fund shares shortly before the record date for a distribution, they may pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.
Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to  the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the  Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to  the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder’s federal income tax liability or refunded if proper documentation is submitted to the IRS.
Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a “non-U.S. shareholder”)  — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund’s shares is “effectively-connected” with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a non-resident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, “short-term capital gain dividends” and “interest-related dividends,” to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. “Short-term capital gain dividends” are dividends that are attributable to net short-term gain, computed with certain adjustments. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.
Foreign Account Tax Compliance Act (“FATCA”) - Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the  Fund pays. As discussed more fully below, the  FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
An NFFE that is the beneficial owner of a payment from the  Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the  Fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the  Fund will need to provide it with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the  Fund.
Other Taxes
Statutory rules and regulations regarding state and local taxation of dividends may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s situation.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The following individuals (and members of that individual’s “immediate family”) are eligible to purchase shares of the Fund with an initial investment below the minimum of $1 million: (i) employees of the Manager, or its parent company Resolute Investment Managers, Inc., (ii)  members of the Trust’s Board of Trustees, (iii) employees of Kelso/Estancia, and (iv) members of the Manager’s Board of Directors. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.).
FINANCIAL STATEMENTS
The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the Fund’s annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The audited financial statements are incorporated by reference to Item 7 of the  Fund’s Form N-CSR for the fiscal year ended December 31, 2025. The information in the financial highlights for the fiscal year ended December 31, 2021 was audited by the Fund’s prior independent registered public accounting firm.

APPENDIX A
Ratings Definitions
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and, as such, may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative, of poor standing and subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring. An SD (selective default) rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Obligations rated B are deemed to be highly speculative. B ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, the capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC ratings indicate that substantial credit risk is present. CC ratings indicate very high levels of credit risk. C indicates exceptionally high levels of credit risk Obligations rated C indicate a default or default-like process had begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Ratings in the categories of ‘CCC’, ‘CC’, and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only. Conditions that are indicative of a C category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the formal announcement by the issuer or their agent of a distressed debt exchange; or (c) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; or (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.  Obligations rated D indicate an issuer that, in Fitch Ratings’ opinion, has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2, and MIG/VMIG 3. For the MIG scale, the MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. For the VMIG scale, the VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections. The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections. An SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 (Prime-1) is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term obligations. The rating P-2 (Prime-2) denotes an issuer (or supporting institution) that has a strong ability to repay short-term obligations. The rating P-3 (Prime-3) denotes an issuer (or supporting institution) that has an acceptable ability to repay short-term obligations. The rating NP (Not Prime) denotes an issuer (or supporting institution) that does not fall within any of the Prime rating categories.
S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that typically means obligations with an original maturity of no more than 365 days. A short-term obligation rated A-1 is rated in the highest category by S&P Global and indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments;

however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring. An SD rating is assigned when S&P Global believes that the obligor has selectively defaulted on a specific issue or class of obligations, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner.
Fitch Rating’s Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. It indicates that the intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality, indicating minimal capacity for timely payment of financial commitments as well as heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk, and indicates that default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD is typically applicable to entity ratings only. A rating of D indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B
GLOSSARY

American Beacon or the Manager	American Beacon Advisors, Inc.
Board	Board of Trustees
CCO	Chief Compliance Officer
CD	Certificate of Deposit
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from the Fund’s net investment income
DRD	Dividends-received deduction
ETF	Exchange-Traded Fund
Fannie Mae	Federal National Mortgage Association
FDIC	Federal Deposit Insurance Corporation
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FINRA	Financial Industry Regulatory Authority, Inc.
FNMA	Federal National Mortgage Association
Freddie Mac	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
Manager	American Beacon Advisors, Inc.
Moody’s	Moody’s Investors Service, Inc.
NAV	Net asset value
NYSE	New York Stock Exchange
OID	Original Issue Discount
QPTP	Qualified Publicly Traded Partnership
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
STRIPS	Separately traded registered interest and principal securities
Trust	American Beacon Select Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
B-1

PART C
OTHER INFORMATION

Item 28. Exhibits

Number		Exhibit Description
(a)	(1)	Amended and Restated Declaration of Trust, dated August 27, 2024, is incorporated by reference to Post-Effective Amendment No. 50, filed November 25, 2024 (“PEA No. 50”)
	(2)	Certificate of Designation for American Beacon AHL Liquid Trend ETF, is incorporated by reference to Post-Effective Amendment No. 43, filed August 25, 2023 (“PEA No. 43”)
	(3)	Certificate of Designation for American Beacon AHL Trend ETF, is incorporated by reference to PEA No. 43
	(4)	Certificate of Designation for American Beacon GLG Natural Resources ETF, is incorporated by reference to Post-Effective Amendment No. 47, filed January 30, 2024 (“PEA No. 47”)
	(5)	Certificate of Designation for American Beacon Ionic Inflation Protection ETF, is incorporated by reference to PEA No. 50
	(6)	Certificate of Designation for American Beacon Ninety One International Franchise ETF, is incorporated by reference to Post-Effective Amendment No. 58, filed September 18, 2025 (“PEA No. 58”)
	(7)	Certificate of Designation for American Beacon Aberedeen Municipal High Income ETF - (to be filed by amendment)
(b)		Amended and Restated By-Laws, effective as of August 27, 2024, is incorporated by reference to PEA No. 50
(c)

Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Amended and Restated Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Amended and Restated By-Laws

(d)	(1)(A)(i)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 47
(1)(A)(ii)

First Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 9, 2024, is incorporated by reference to Post-Effective Amendment No. 49, filed May 24, 2024 (“PEA No. 49”)

(1)(A)(iii)

Second Amendment to Management Agreement  Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 26, 2024, is incorporated by reference to PEA No. 49

(1)(A)(iv)

Third Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 27, 2024, is incorporated by reference to PEA No. 49

(1)(A)(v)

Fourth Amendment to Management Agreement    Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated March 14, 2024, is incorporated by reference to PEA No. 49

(1)(A)(vi)

Fifth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 15, 2024, is incorporated by reference to PEA No. 49

(1)(A)(vii)

Sixth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated October 21, 2024, is incorporated by reference to PEA No. 50

(1)(A)(viii)

Seventh Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 24, 2025, is incorporated by reference to Post-Effective Amendment No. 54, filed April 10, 2025 (“PEA No. 54”)

(1)(A)(ix)

Eighth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 20, 2025, is incorporated by reference to Post-Effective Amendment No. 57, filed August 26, 2025 (“PEA No. 57”)

(1)(A)(x)

Ninth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated November 19, 2025, is incorporated by reference to Post-Effective Amendment No. 64, filed April 8, 2026 (“PEA No. 64”)

(1)(A)(xi)

Tenth Amendment to Management Agreement Schedule B by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated February 2, 2026, is incorporated by reference to PEA No. 64

	(1)(B)(i)	Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 47
	(1)(B)(ii)	First Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., dated February 1, 2024, is incorporated by reference to PEA No. 47

2

Number		Exhibit Description
	(1)(B)(iii)	Second Amendment to Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc. dated March 18, 2025, is incorporated by reference to PEA No. 54
	(1)(C)	Management Agreement between American Beacon Cayman Trend Company, Ltd. and American Beacon Advisors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 47
	(2)(A)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and AHL Partners LLP, dated December 29, 2023, is incorporated by reference to PEA No. 47
(2)(B)

Investment Advisory Agreement by and between American Beacon Advisors, Inc. and AHL Partners LLP with respect to American Beacon Cayman Trend Company, Ltd., dated December 29, 2023, is incorporated by reference to PEA No. 47

	(2)(C)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and GLG LLC, dated January 23, 2024, is incorporated by reference to PEA No. 47
	(2)(D)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and Ionic Capital Management LLC, dated March 19, 2025, is incorporated by reference to PEA No. 54
	(2)(E)	Form of Investment Advisory Agreement by and between American Beacon Advisors, Inc. and Ninety One North America, Inc., is incorporated by reference to PEA No. 58
	(2)(F)	Investment Advisory Agreement by and between American Beacon Advisors, Inc. and abrdn Inc., dated [XX XX, 2026], - (to be filed by amendment)
(e)	(1)(A)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 29, 2023, is incorporated by reference to PEA No. 47
(1)(B)

First Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated May 1, 2024, is incorporated by reference to PEA No. 49

(1)(C)

Second Amendment to Distribution Agreement between American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective October 21, 2024, is incorporated by reference to PEA No. 50

(1)(D)

Third Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., effective February 18, 2025, is incorporated by reference to PEA No. 54

(1)(E)

Fourth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 20, 2025, is incorporated by reference to PEA No. 57

(1)(F)

Fifth Amendment to Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated February 2, 2026, is incorporated by reference to PEA No. 64

(2)(A)

Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective August 3, 2023, is incorporated by reference to Post-Effective Amendment No. 44, filed October 24, 2023 (“PEA No. 44”)

	(2)(B)	First Amendment to Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective February 1, 2024, is incorporated by reference to PEA No. 47
	(2)(C)	Second Amendment to Distribution Agreement between American Beacon Select Funds and Foreside Financial Services, LLC, effective April 14, 2025, is incorporated by reference to PEA No. 54
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 31, 1999, is incorporated by reference to Post-Effective Amendment No. 30, filed April 25, 2018
	(2)	Form of Amendment to the Custodian Agreement regarding name change, dated November 30, 2001, is incorporated by reference to Post-Effective Amendment No. 3, filed November 30, 2001
(3)

Amendment to Custodian Agreement to reflect amendments to Rule 17f-5 and addition of Rule 17f-7 of the 1940 Act, dated June 1, 2001, is incorporated by reference to Post-Effective Amendment No. 6, filed March 1, 2004

	(4)	Amendment to Custodian Agreement, dated August 23, 2023, is incorporated by reference to PEA No. 43
	(5)	Amendment to Custodian Agreement, dated January 18, 2024, is incorporated by reference to PEA No. 47
	(6)	Amendment to Custodian Agreement, dated March 3, 2025, is incorporated by reference to PEA No. 54
(h)	(1)

Transfer Agency Services Agreement between SS&C GIDS, Inc. and American Beacon Select Funds, effective February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 38, filed April 27, 2023 (“PEA No. 38”)

	(2)(A)	Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated August 23, 2023, is incorporated by reference to PEA No. 43
(2)(B)

First Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated January 18, 2024, is incorporated by reference to PEA No. 47

(2)(C)

Second Amendment to Transfer Agency and Service Agreement by and between State Street Bank and Trust Company and American Beacon Select Funds, dated March 3, 2025, is incorporated by reference to PEA No. 54

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Number	Exhibit Description
(3)(A)

Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated April 30, 2017, is incorporated by reference to PEA No. 43

(3)(B)

First Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated May 8, 2018, is incorporated by reference to Post-Effective Amendment No. 36, filed April 29, 2021 (“PEA No. 36”)

(3)(C)

Second Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and American Beacon Advisors, Inc., dated August 26, 2018, is incorporated by reference to PEA No. 36

(3)(D)

Third Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated March 26, 2019, is incorporated by reference to PEA No. 36

(3)(E)

Fourth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated October 15, 2019, is incorporated by reference to PEA No. 36

(3)(F)

Fifth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 36

(3)(G)

Sixth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective April 30, 2020, is incorporated by reference to PEA No. 36

(3)(H)

Seventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective July 31, 2020, is incorporated by reference to PEA No. 36

(3)(I)

Eighth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 10, 2020, is incorporated by reference to PEA No. 36

(3)(J)

Ninth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective September 30, 2020, is incorporated by reference to PEA No. 36

(3)(K)

Tenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective November 2, 2020, is incorporated by reference to PEA No. 36

(3)(L)

Eleventh Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Advisors, Inc., effective August 2, 2021, is incorporated by reference to Post-Effective Amendment No. 37, filed August 2, 2021

(3)(M)

Twelfth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective May 23, 2022, is incorporated by reference to PEA No. 38

(3)(N)

Thirteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective January 31, 2023, is incorporated by reference to PEA No. 38

(3)(O)

Fourteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of August 15, 2023, is incorporated by reference to PEA No. 43

(3)(P)

Fifteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., dated January 19, 2024, is incorporated by reference to PEA No. 47

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Number		Exhibit Description
(3)(Q)

Sixteenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of May 1, 2024, is incorporated by reference to PEA No. 49

(3)(R)

Seventeenth Amendment to the Sub-Administrative Services Fee Agreement between American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust and American Beacon Advisors, Inc., effective as of October 21, 2024, is incorporated by reference to PEA No. 50

	(4)	Form of Authorized Participant Agreement, is incorporated by reference to PEA No. 43
(i)		Opinion and Consent of Counsel – (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)
(k)		Financial statements omitted from prospectus – (none)
(l)		Letter of Investment Intent is incorporated by reference to the Registrant’s initial Registration Statement filed with the SEC on October 1, 1999
(m)	(1)	Distribution Plan pursuant to Rule 12b-1, dated August 7, 2023, is incorporated by reference to PEA No. 44
	(2)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1, effective January 17, 2024, is incorporated by reference to PEA No. 47
	(3)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1, effective March 18, 2025, is incorporated by reference to PEA No. 54
(n)		Plan Pursuant to Rule 18f-3 – (none)
(p)	(1)

Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, and Resolute Investment Distributors, Inc., dated August 11, 2023, is incorporated by reference to PEA No. 43

	(2)	Code of Ethics for AHL Partners LLP, amended August 2025, is incorporated by reference to PEA No. 64
	(3)	Code of Ethics for GLG LLC, amended October 2023, is incorporated by reference to PEA No. 49
	(4)	Code of Ethics for Ionic Capital Management LLC, is incorporated by reference to PEA No. 50
	(5)	Code of Ethics for Ninety One North America, Inc., effective November 1, 2023, is incorporated by reference to PEA No. 58
	(6)	Code of Ethics for abrdn Inc., dated [XX XX, XXXX] - (to be filed by amendment)
Other Exhibits

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, effective as of January 31, 2026, is incorporated by reference to PEA No. 64

Item 29. Persons Controlled by or under Common Control with Registrant

The Trust through the American Beacon AHL  Trend ETF, a separate series of the Trust, wholly owns and controls the American Beacon Cayman Trend Company, Ltd. (“Trend Subsidiary”), a company organized under the laws of the Cayman Islands. The Trend Subsidiary’s financial statements will be included, on a consolidated basis, in the American Beacon AHL Trend ETF’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment advisor of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii) subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust

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or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e) To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

The advancement of any expenses pursuant to this Section 2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f) Any repeal or modification of this Article XI or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article XI shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 2 and any advancement of expenses that any Covered Person is entitled to be paid under Section 2(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article XI; provided that (a) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (b) the Trustees may determine that any such liability, expense or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Article III, Section 4.

(h) Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Article XII, Section 2, assume the obligation to indemnify any person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article XI, Section 2 unless otherwise required under applicable law.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

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Numbered Paragraph 10 of the Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 10 of the Management Agreement by and between American Beacon Select Funds and American Beacon Advisors, Inc., provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund, and its or their shareholders, in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or any Fund or acting in any business of the Trust or such Fund, to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement, which shall survive the termination of this Agreement.

Numbered Paragraph [9] of the Investment Advisory Agreement with abrdn Inc. provides that:

[XX]

Numbered Paragraph 9 of the Investment Advisory Agreement with  AHL Partners LLP provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Covered Persons agree to, and shall indemnify and hold harmless the Trust and its shareholders, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of or in connection with the performance of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Persons under such laws.

Neither the Manager nor the Trust shall have any liability to any Covered Person or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, all Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which a Covered Person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to any Covered Person which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of it.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GLG LLC, provides that:

9. Liability. The Adviser, its affiliates or their respective officers, directors, employees and agents (collectively, the “Covered Persons”) shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Covered Persons agree to, and shall indemnify and hold harmless the Trust and its shareholders, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of or in connection with the performance of any Covered Person’s responsibilities to the Trust and the Manager which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, any Covered Person’s obligations and/or duties under this Agreement. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of any Covered Persons under such laws.

Neither the Manager nor the Trust shall have any liability to any Covered Person or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, all Covered Persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which a Covered Person may become subject under the securities or commodities laws,

7

any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to any Covered Person which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of it.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ionic Capital Management LLC, provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ninety One North America, Inc. provides that:

9. Liability of Adviser; Indemnification. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser shall not be protected against any liability to, and shall indemnify and hold harmless, the Trust and its shareholders, the Manager, any affiliated person thereof within the meaning of Section 2(a)(3) of the Investment Company Act, and any controlling person thereof as described in Section 15 of the Securities Act, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust and its shareholders, the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, however arising out of or in connection with the performance of the Adviser’s responsibilities to the Trust which may be based upon: (i) any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser; or (ii) any untrue statement of a material fact contained in the Trust’s prospectus and statement of additional information applicable to a Fund, or any other Trust filings, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Fund, the Trust or the Manager, or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

Section 4.2 of the Distribution Agreement with Resolute Investment Distributors, Inc., provides that:

(a) Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii) any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii) any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv) the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b) Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith),

8

but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i) any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii) any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii) any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(c) The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(d) An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(e) The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement with Resolute Investment Distributors, Inc., provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a) Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b) Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d) There are no third party beneficiaries of this Agreement;

(e) Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f) The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g) Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Section 3.4 of the Distribution Agreement with Foreside Financial Services, LLC, provides that:

The Distributor shall not be liable to the Adviser for any action taken or omitted by it in the absence of bad faith, willful misfeasance, gross negligence or reckless disregard by it (or its agents or employees) of its obligations and duties under this Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the

9

securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.I. Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Patrick J. Bartels; Director	Redan Advisors LLC: Managing Member
Rosemary K. Behan; Senior Vice President, Secretary and General Counsel

Resolute    Topco, Inc.:    Secretary (2015-Present)
Resolute Acquisition, Inc.:    Secretary (2015-Present)
Resolute Investment Managers, Inc.:    Senior Vice President (2021-Present)
Resolute Investment Distributors, Inc.: Secretary (2017-Present)
Resolute Investment Services, Inc.:    Senior Vice President (2021-2025), Secretary and General Counsel (2015-2025)
American Beacon Cayman Managed Futures Strategy Fund, Ltd.: Secretary (2014-Present)
American Beacon Cayman Multi-Alternatives Company, Ltd.:    Secretary (2023-2025)
American Beacon Cayman  TargetRisk  Company, Ltd.:    Secretary (2018-Present)
American Beacon Cayman Trend Company, Ltd.: Secretary (2023-Present)
American Beacon Funds Complex: Vice President, Secretary, and Chief Legal Officer (2006-Present)

Clay P. Bell; Vice President and Assistant Treasurer

Resolute Topco, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Acquisition, Inc.: Vice President and Assistant Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.: Vice President and Assistant Treasurer (February 2026-Present)

Bernadette A. Bridy, Vice President, Chief Marketing Officer	American Beacon Funds Complex: Vice President (2026-Present)
Paul B. Cavazos; Senior Vice President and Chief Investment Officer	American Beacon Funds Complex: Vice President (2016-Present)
N. Clay Colbert, Assistant Treasurer and Controller	Resolute Investment Managers, Inc.: Controller (2025-Present) and Assistant Treasurer (October 2025-Present)
Jame Donath; Director	Greenscape Financial Group: Chairman Orange Grove Bio: Senior Advisor 114 Tenants Corp: President of the Board Norwood UK Restructuring Dinner: Co-Founder
Carmen E. Fahy; Assistant Secretary and Associate General Counsel

Resolute Investment Managers, Inc.:   Associate General Counsel (2025-Present)
Resolute Investment Distributors, Inc.: Assistant Secretary (March 2026-Present)
American Beacon Funds Complex: Assistant Secretary (March 2026-Present)
Office of the Solicitor, U.S. Dept. of Labor: Senior Trial Attorney (2023-2025)

Richard M. Goldman; Director	Becket Capital: Founder and Managing Partner AlphaTrai Asset Management: Director Marblegate Acquisition Corporation: Independent Corporate Director

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rebecca L. Harris; Chief Operating Officer and Senior Vice President

Resolute Investment Managers, Inc.: Chief Operating Officer (June 2024-Present) Senior Vice President (2021-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Investment Services: Senior Vice President (2021-May 2024, June 2024-2025), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Acquisition, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
Resolute Topco, Inc.: Senior Vice President (January-May 2024, June 2024-Present), Director (May-June 2024), President (May-June 2024) Chief Executive Officer (May-June 2024)
National Investment Services of America, LLC: Director (2022-Present)
RSW Investments Holdings LLC: Director (2022-Present)
Shapiro Capital Management LLC: Director (2022-Present)
SSI Investment Management LLC: Director (2022-Present)
American Beacon Advisors, Inc.: Chief Operating Officer (June 2024-Present), Senior Vice President (2021-May 2024), Director (May-June 2024), President (May-June 2024), Chief Executive Officer (May-June 2024)
American Beacon Funds Complex: President (May 2024-June 2024), Vice President (2022-May 2024, June 2024-Present)

Kirstin Hill; Director	Social Finance: President & COO
John J. Linnehan; Senior Vice President, Treasurer and Chief Financial Officer

Resolute    Topco, Inc.: Senior Vice President and Treasurer (February 2026-Present)
Resolute Acquisition, Inc.:   Senior Vice President and Treasurer (February 2026-Present)
Resolute Investment Managers, Inc.:    Senior Vice President, Treasurer and CFO  (February 2026-Present)

Terri L. McKinney; Senior Vice President, Enterprise Services

Resolute Investment Managers, Inc.:    Senior Vice President, Enterprise Services (2021-Present)
Resolute Investment Services, Inc.:    Senior Vice President, Enterprise Services (2021-2025)
Resolute Investment Distributors, Inc.:    Director and Vice President (2024-Present)
American Beacon Funds Complex: Vice President (2010-Present)

Donna S. Merchant, Vice President, Human Resources	Resolute Investment Managers: Vice President, Human Resources (2024-Present) Easter Seals Lone Star Texas: Governing Board of Directors, Board Member (2015-2025); Executive Committee (2023-2024)
Bo Ragsdale; Vice President, Information Technology	Resolute Investment Managers, Inc.: Vice President, Information Technology (2021-Present) Resolute Investment Services, Inc.: Vice President, Information Technology (2021-2025)
Christina E. Sears; Vice President and Chief Compliance Officer

Resolute Investment Managers, Inc.: Vice President (2017-Present)
Resolute Investment Services, Inc.: Vice President (2019-2025)
Resolute Investment Distributors, Inc.: Vice President (2017-Present)
American Private Equity Management, LLC: Chief Compliance Officer (2012-2024)
RSW Investments Holdings, LLC:  Chief Compliance Officer (2019-Present)
Shapiro Capital Management LLC: Chief Compliance Officer (2024-Present)
American Beacon Funds Complex: Chief Compliance Officer (2004-Present), Assistant Secretary (1999-Present)

Samuel J. Silver; Vice President and Chief Fixed Income Officer	American Beacon Funds Complex: Vice President (2011-Present)

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Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Gregory J. Stumm; Director, President and Chief Executive Officer

Resolute Acquisition, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Topco, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present)
Resolute Investment Services, Inc.: Director (June 2024-2025), President (June 2024-2025), Chief Executive Officer (June 2024-2025), Senior Vice President (2022-2024)
Resolute Investment Managers, Inc.: Director (June 2024-Present), President (June 2024-Present), Chief Executive Officer (June 2024-Present), Senior Vice President (2022-2024)
Resolute Investment Distributors, Inc.: President (2024-Present), Chief Executive Officer (2024-Present), Director (2022-Present), Senior Vice President (2022-2024)
National Investment Services of America, LLC: Director (June 2024-Present)
RSW Investments Holdings LLC: Director (June 2024-Present)
Shapiro Capital Management, LLC: Director (June 2024-Present)
SSI Investment Management, LLC: Director (June 2024-Present)
American Beacon Advisors, Inc.: Senior Vice President (2022-2024)
American Beacon Funds Complex: President (June 2024-Present), Vice President (2022-June 2024)

The principal address of each of the entities referenced above, other than RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC, and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067. The principal address of National Investment Services of America, LLC is 777  E. Wisconsin Avenue, Suite 2350, Milwaukee, Wisconsin 53202.

II. Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

abrdn Inc (“Aberdeen”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Aberdeen Municipal High Income ETF. The principal address of Aberdeen is 1900 Market Street, Suite 200, Philadelphia, PA, 19103. Information as to the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 111069), and is incorporated herein by reference.

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Trend ETF. The principal address of AHL is 2 Swan Lane, London, UK EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

GLG LLC (“Man GLG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon GLG Natural Resources ETF. The principal address of Man GLG is 1345 Avenue of the Americas, 21st Floor, New York, NY. Man  GLG is an investment advisory firm formed in April 2002. Man GLG is a limited liability company that is  directly owned by Man Investments Holdings, Inc. Man Investments Holdings, Inc. is an indirect subsidiary of Man Group plc, the ultimate parent company of Man GLG. Information as to the officers and directors of Man GLG is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138802), and is incorporated herein by reference.

Ionic Capital Management LLC (“Ionic”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Ionic Inflation Protection ETF. The principal address of Ionic is 475 5th Ave., 9th Floor, New York, NY 10017. Information as to the officers and directors of Ionic is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 156400), and is incorporated herein by reference.

Ninety One North America, Inc (“Ninety One”) is a registered investment adviser and is an investment sub-advisor for the  American Beacon Ninety One International Franchise ETF. The principal address of Ninety One is 65 East 55th Street, 30th Floor, New York, NY 10022. Information as to the officers and directors of Ninety One is included in its Form  ADV, as filed with the Securities and Exchange Commission (CRD number 167922), and is incorporated herein by reference.

Item 32. Principal Underwriter

(a)(1) Resolute Investment Distributors, Inc. (“RID”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1	American Beacon Funds

2	American Beacon Select Funds - American Beacon U.S. Government Money Market Select Fund

(a)(2) Foreside Financial Services, LLC (“Foreside”)  serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

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1. 13D Activist Fund, Series of Northern Lights Fund Trust
2. 2nd Vote Funds
3. AAMA Equity Fund, Series of Asset Management Fund
4. AAMA Income Fund, Series of Asset Management Fund
5. Adams Street Private Equity Navigator Fund LLC
6. Advisers Investment Trust
7. AG Twin Brook Capital Income Fund
8. Align Alternative Access Fund
9. AltShares Trust
10. American Beacon AHL Trend ETF, Series of American Beacon Select Funds
11. American Beacon GLG Natural Resources ETF, Series of American Beacon Select Funds
12. American Beacon Ionic Inflation Protection ETF, Series of American Beacon Select Funds
13. Aristotle Funds Series Trust
14. Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
15. Bow River Capital Evergreen Fund
16. Connetic Venture Capital Access Fund
17. Constitution Capital Access Fund, LLC
18. Datum One Series Trust
19. Diamond Hill Funds
20. Diamond Hill Securitized Credit Fund
21. Driehaus Mutual Funds
22. EntrepreneurShares Series Trust
23. FMI Funds, Inc.
24. Impax Funds Series Trust I (f/k/a Pax World Funds Series Trust I)
25. Impax Funds Series Trust III (f/k/a Pax World Funds Series Trust III)
26. Inspire 100 ETF, Series of Northern Lights Fund Trust IV
27. Inspire 500 ETF, Series of Northern Lights Fund Trust IV
28. Inspire Corporate Bond ETF, Series of Northern Lights Fund Trust IV
29. Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV
30. Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
31. Inspire International ETF, Series of Northern Lights Fund Trust IV
32. Inspire Growth ETF, Series of Northern Lights Fund Trust IV
33. Inspire Small/Mid Cap ETF, Series of Northern Lights Fund Trust IV
34. Inspire Capital Appreciation ETF, Series of the Northern Lights Fund Trust IV
35. LifeX 2035 Income Bucket ETF, Series of Stone Ridge Trust
36. LifeX 2050 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
37. LifeX 2050 Longevity Income ETF, Series of Stone Ridge Trust
38. LifeX 2055 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
39. LifeX 2055 Longevity Income ETF, Series of Stone Ridge Trust
40. LifeX 2060 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
41. LifeX 2060 Longevity Income ETF, Series of Stone Ridge Trust
42. LifeX 2065 Inflation-Protected Longevity Income ETF, Series of Stone Ridge Trust
43. LifeX 2065 Longevity Income ETF, Series of Stone Ridge Trust
44. LifeX Durable Income ETF, Series of Stone Ridge Trust
45. Nomura Energy Transition ETF, Series of Nomura ETF Trust
46. Nomura Focused Emerging Markets Equity ETF, Series of Nomura ETF Trust
47. Nomura Focused International Core ETF, Series of Nomura ETF Trust
48. Nomura Focused Large Growth ETF, Series of Nomura ETF Trust
49. Nomura Global Listed Infrastructure ETF, Series of Nomura ETF Trust
50. Nomura National High-Yield Municipal Bond ETF, Series of Nomura ETF Trust
51. Nomura Tax-Free USA ETF, Series of Nomura ETF Trust
52. Nomura Tax-Free USA Short Term ETF, Series of Nomura ETF Trust
53. Nomura Transformational Technologies ETF, Series of Nomura ETF Trust
54. Man ETF Series Trust
55. Meketa Infrastructure Fund
56. Nomura Alternative Income Fund
57. Praxis Mutual Funds
58. Primark Meketa Private Equity Investments Fund
59. SA Funds – Investment Trust
60. Sequoia Fund, Inc.
61. Simplify Exchange Traded Funds
62. Siren ETF Trust
63. Stone Ridge Alternative Lending Risk Premium Fund, Series of Stone Ridge Trust V

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64. Stone Ridge Art Risk Premium Fund, Series of Stone Ridge Trust VIII
65. Stone Ridge Reinsurance Risk Premium Interval Fund, Series of Stone Ridge Trust II
66. Tactical Dividend and Momentum Fund, Series of Two Roads Shared Trust
67. TCG Strategic Income Fund
68. TCW ETF Trust

(b)(1) The following are the Officers and Managers of RID. RID’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gregory J. Stumm	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chief Executive Officer and President	President
Terri L. McKinney	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer and Assistant Secretary
Carmen E. Fahy	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Assistant Secretary	Assistant Secretary

(b)(2) The following are the Officers and Managers of Foreside. Foreside’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)   Not applicable.

Item 33. Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, SS&C GIDS, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4)  Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on April 29, 2026.

AMERICAN BEACON SELECT FUNDS

By:	/s/ Gregory J. Stumm
Gregory J. Stumm
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 66  to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregory J. Stumm	President (Principal Executive Officer)	April 29, 2026
Gregory J. Stumm

/s/ Aaron Cooper	Treasurer (Principal Financial Officer and	April 29, 2026
Aaron Cooper	Principal Accounting Officer)

Gilbert G. Alvarado*	Trustee	April 29, 2026
Gilbert G. Alvarado

Gerard J. Arpey*	Trustee	April 29, 2026
Gerard J. Arpey

Eugene J. Duffy*	Trustee	April 29, 2026
Eugene J. Duffy

Claudia A. Holz*	Trustee	April 29, 2026
Claudia A. Holz

Douglas A. Lindgren*	Chair and Trustee	April 29, 2026
Douglas A. Lindgren

Janet C. Smith*	Trustee	April 29, 2026
Janet C. Smith

Paul Zemsky*	Trustee	April 29, 2026
Paul Zemsky

* By:	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Type	Description
99.(i)	Opinion and Consent of Counsel
99.(j)	Consent of Registered Public Accounting Firm

16